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                                                                    EXHIBIT 10.5

                         LEASE WITH OPTION TO PURCHASE

         THIS LEASE WITH OPTION TO PURCHASE ("Lease") made and entered this 16th day of January, 1997, by and between Cherokee Assisted Living, L.L.C. ("Cherokee L.L.C."), a Limited Liability Company organized under the laws of the state of Missouri, and Nevada Independent Living, L.L.C. ("Nevada, L.L.C."), a Limited Liability Company organized under the laws of the state of Missouri (Cherokee, L.L.C. and Nevada, L.L.C. are sometimes hereinafter referred to collectively as "Lessor"), and Balanced Care Corporation, a Delaware corporation, or its permitted assigns ("Lessee").

         WITNESSETH:

         Lessor and Lessee, in consideration of the rentals hereinafter reserved and the agreements, conditions and covenants hereinafter contained, and intending to be legally bound hereby, covenant and agree as follows:

         1. THE PREMISES. Cherokee, L.L.C. hereby leases to Lessee or its permitted assigns all of the operating assets of the facility known as Cherokee Residential Care Center ("Cherokee"), situate at 3540 East Cherokee, Springfield, Greene County, Missouri including, but not limited to the land, buildings, furniture, fixtures, machinery, equipment, inventory, supplies, accounts receivable, licenses, including but not limited to a certain assisted living license under which Cherokee is currently operating, trademarks, logos, trade names, customer lists, advertising materials, contract rights and leases in connection therewith the real property and personal property of Cherokee are described with particularity in Exhibits A and B); Nevada L.L.C. leases to Lessee or its permitted assigns all of the operating assets of the facility known as Nevada Park Terrace Apartments ("Nevada"), situate on Highland Street, Nevada, Vernon County, Missouri, including, but not limited to the land, buildings, furniture, fixtures, machinery, equipment, inventory, supplies, accounts receivable, licenses, including but not limited to a certain assisted living license under which Nevada is currently operating, trademarks, logos, trade names, customer lists, advertising materials, contract rights and leases in connection therewith (the real property and personal property of Nevada are described with particularity in Exhibits C and D, respectively) (the land, the facilities and all of the operating assets of Cherokee, L.L.C. and Nevada, L.L.C., as defined herein, are collectively referred to as the "Assets") (the facilities at Cherokee and Nevada, together with the Assets are sometimes referred to collectively as the "Premises").

         2. TERM. This Lease shall be for a term of three (3) years, beginning February 1, 1997 and ending January 31, 2000 (the "Initial Term"). Lessee shall have the option to extend the Initial Term for two additional one-year periods (each, an "Extended Term") (hereinafter, the Initial Term, together with the Extended Terms, if any, may be collectively referred to as the


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

"Term"). Lessee's extension options shall be exercised by Lessee by giving written notice to Lessor of each such extension 60 days prior to the end of the then existing Term. During each Extended Term, the terms and conditions of this Lease shall continue in full force and effect.

         3. RENT. Lessee shall pay rent to Cherokee, L.L.C. in monthly installments of $15,500.00 for the first six-month period of the Initial Term and $15,500 for the second six-month period of the Initial Term. Beginning the second year of the Initial Term, Lessee's monthly rent to Cherokee, L.L.C. shall be increased by 3%, compounded each year on each anniversary of the commencement date of the Lease. Lessee shall pay rent to Nevada, L.L.C. in monthly installments of $11,000 for the first year of the Initial Term and $15,500 for the second year of the Initial Term. Beginning the third year of the Initial Term, Lessee's monthly rent to Nevada, L.L.C. shall be increased by 3%, compounded each year, on each anniversary of the commencement date of the Lease. Each monthly installment shall be due on or before the first day of each calendar month for the ensuing month in lawful money of the United States. Lessee's liability for rent under this Lease shall cease when the Lease expires by its terms or upon closing pursuant to Lessee's election to exercise its Purchase Option, as defined in Section 23 herein.

         4. USE. The Premises shall be used to provide independent and/or assisted living services and such other uses necessary or incidental to such use ("Intended Use"). Lessee shall maintain and operate Cherokee and Nevada in compliance with all ordinances, laws, rules, regulations and procedures and any municipality, county or state government or any bureau or department thereof.

         5. ACCOUNTS. All accounts receivable which are earned on or before January 31, 1997 shall remain the property of Lessor, pro rata, and all accounts receivable which are earned after January 31, 1997 shall be the property of Lessee, pro rata. All accounts payable incurred on or before January 31, 1997 shall remain the liability of Lessor, pro rata, and all accounts payable incurred after January 31, 1997 shall be the liability of Lessee, pro rata.

         6. USES PROHIBITED. Lessee shall not use the Premises for purposes other than Lessee's Intended Use, and no use shall be made or permitted to be made, nor acts done, which will increase the existing rate of insurance upon the Premises, or cause cancellation of insurance policies covering the Premises.

         7. ASSIGNMENT AND SUBLETTING. Lessee may assign or sublet this Lease to one or more of its wholly-owned subsidiaries, without advance notice to Lessor. Lessee shall notify Lessor in writing of such assignment or sublet.

         8. LEGAL REQUIREMENTS. Lessee shall comply with all federal, state, county, municipal or other governmental statutes, laws, rules, policies, codes, guidance, orders, regulations, ordinances, permits, licenses, covenants, conditions, restrictions, judgments, decrees and injunctions affecting, whether now or hereinafter enacted and in force, occasioned by or affecting Lessee, the Premises or Lessee's Intended Use of the Premises (collectively, the "Legal Requirements").


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         9. MAINTENANCE, REPAIRS, ALTERATIONS. Lessee shall make all necessary repairs and shall maintain the Premises in good order and repair (ordinary wear and tear excepted), including but not limited to the heating and air conditioning system, plumbing written consent of Lessor, which consent will not be unreasonably withheld.

         10. ENTRY AND INSPECTION. Lessee shall permit Lessor or Lessor's agents to enter upon the Premises at reasonable times and upon reasonable notice to inspect the same.

         11. INDEMNIFICATION OF LESSOR. Lessee shall protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses, including reasonable attorneys' fees, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises during the term of this Lease; (ii) any use, misuse, condition, maintenance or repair of the Premises (for which Lessee is obligated to perform under this Lease); (iii) any failure or non-performance on the part of Lessee to comply with the provisions of this Lease; (iv) any claim for malpractice, negligence or misconduct committed by any person on or working for Lessee on the Premises and (v) the violation of any Legal Requirement.

         12. POSSESSION. Lessee shall be entitled to immediate possession.

         13. INSURANCE. Lessee, at its expense, shall maintain medical professional liability insurance and commercial general liability insurance covering bodily injury or property damage insuring Lessee and Lessor with minimum coverage not less than the applicable industry standards. Lessee's insurance may be blanket insurance covering the Premises as well as other Premises owned or operated by lessee or its subsidiaries or affiliates; provided, however, the coverage afforded Lessor will not be diminished or reduced or otherwise be different from that which would exist if provided under a separate policy of insurance. Lessee shall pay the premiums therefor, and upon lessor's request, shall deliver such policies or certificates thereof to Lessor. Each insurer shall agree, by endorsement to the policy, that it will give Lessor not less than ten (10) days' written notice before the policy or policies shall be altered, allowed to expire or canceled.

         All proceeds payable by reason of any loss or damage to the Premises, or any portion thereof, under any policy of insurance required to be paid hereunder shall be paid to Lessor for the reasonable costs of reconstruction or repair, as the case may be. Any excess proceeds of insurance remaining after completion of restoration, reconstruction or refurbishing of the Premises (or in the event that no repair or restoration is elected or required, all such insurance proceeds ) shall be released to Lessee, provided Lessee is not otherwise in default hereunder.

         To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor waive any and all rights of subrogation which might otherwise exist.

         14. TAXES. Lessee shall be responsible for all real estate and personal property taxes associated with the Assets which accrue during the Term of the Lease.


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         15. UTILITIES. Lessee agrees that it shall be responsible for the payment of all utilities, including water, gas, electricity, heat and other services delivered to the Premises.

         16. SIGNS. Lessor reserves the exclusive right to the roof, side and rear walls of the Premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor which consent may be withheld in the sole and absolute discretion of Lessor.

         17. ABANDONMENT OF PREMISES. Lessee shall not vacate or abandon the Premises at any time during the Term hereof, and if Lessee shall abandon or vacate the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee left upon the Premises shall be deemed to be abandoned, at the option of Lessor.

         18. CONDEMNATION. If any part of the Premises shall be taken or condemned for public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part taken, terminate as of the day immediately preceding the date upon which the condemnor acquires possession, and thereafter Lessee shall be required to pay such proportion of the rent for the remaining Term as the value of the Premises remaining bears to the total value of the Premises at the date of condemnation; provided, however, that Lessor may at its option, terminate this Lease as of the day immediately preceding the date upon which the condemnor acquires possession. In the event that the demised Premises are condemned in whole, or that such portion is condemned that the remainder is not susceptible for use hereunder, this Lease shall terminate upon the day immediately preceding the date upon which the condemnor acquires possession. All sums which may be payable on account of any condemnation shall belong to Lessor; provided, however, that Lessee shall be entitled to retain any amount awarded to Lessee for Lessee's trade fixtures and moving expenses.

         19. TRADE FIXTURES. Any and all improvements made to the Premises during the Term hereof shall belong to Lessor, except trade fixtures of Lessee, unless Lessee purchases the Assets pursuant to the Option hereunder. Lessee may upon termination hereof remove all of Lessee's trade fixtures, but shall repair or pay for all repairs necessary for damages to the Premises occasioned by removal.

         20. DESTRUCTION OF PREMISES. If, during the Term of this Lease, said Premises are damaged to the extent that they are wholly untenantable, Lessor may, at its option, terminate this Lease by giving Lessee written notice thereof within thirty (30) days after such damage, and prepaid rent from the date of such damage shall be refunded. If Lessee has provided Lessor with the Exercise Notice as herein defined prior to the destruction of the Premises, Lessee may withdraw its Exercise Notice, at its option, by giving Lessor written notice, within fifteen days of the destruction of the Premises, of Lessee's withdrawal of said Exercise Notice and shall have no further obligation with respect to the Option.

         If said Premises shall be damaged to the extent that they are wholly untenantable and the same cannot be restored to a condition substantially as good as prior to said damage within sixty (60) days, Lessee may terminate this Lease by giving Lessor thirty (30) days' written notice of its intent to terminate, and in case of such termination, Lessee shall be entitled to a refund of prepaid rent from the date of damage.


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         In case said Premises are damaged, but not rendered wholly untenantable, the rent shall abate proportionately until the Premises are restored and Lessor shall repair the same as promptly as possible; provided, however, that if it is not restored within sixty (60) days, Lessee may, at its election, terminate the Lease by giving Lessor thirty (30) days written notice of its intention to do so.

         If in the case of destruction of the Premises as aforesaid neither party elects to terminate the Lease as above provided, Lessor shall restore the same with all reasonable speed and for that purpose shall have the right to enter the said Premises for the purpose of restoring the Premises.

         21. INSOLVENCY. In the event that a receiver shall be appointed to take over the business of Lessee, or in the event that Lessee shall make a general assignment for the benefit of creditors, or Lessee shall take or suffer any action under any insolvency or bankruptcy act, the same shall constitute breach of this Lease by Lessee.

         22. REMEDY UPON DEFAULT. Lessee's failure to pay any monthly installment of rent within seven days of the date it is due shall constitute a default hereunder. If said rent remains unpaid seven (7) days after written notice of such default is given to Lessee or if after thirty (30) days written notice setting forth any default by Lessee in the performance of any other covenant, agreement, or condition contained in this Lease by Lessee such default shall continue, Lessor shall have the right to re-enter and take possession of the Premises, and Lessee shall peacefully surrender possession thereof and all rights and interests of Lessee shall cease and terminate but nothing herein contained shall affect Lessor's right of the rent for the Term specified. Upon taking possession hereunder, Lessor may, at its election, terminate and end this Lease by giving Lessee written notice thereof, or Lessor may relet the Premises and Lessee shall be liable for and will pay as it accrues, the difference in the rental for the balance of the Term. Lessee shall pay to Lessor any late fee incurred by Lessor to its lender caused by Lessee's failure to timely pay its monthly installment of rent.

         23. SECURITY. Lessor does not require a security deposit.

         24. LESSEE'S OPTION TO PURCHASE. Lessee shall have the exclusive right to purchase the Assets ("Purchase Option"), but only if (a) at the time of exercise of the Purchase Option and on the date of closing thereon, there then exists no default under the Lease, as hereinafter defined; and (b) Lessee strictly complies with the provisions of this Section 23.

             (a) Lessee may exercise the Purchase Option during the Initial Term or during any one of the Renewal Terms, by providing Lessor written notice of its intent to purchase the Assets ("Exercise Notice") at least sixty days prior to any one-year anniversary from the date of this Lease. The Exercise Notice shall specify the date, time and place of the settlement (the "Settlement"). Settlement shall be made on or before the 30th day (the "Settlement Date") following the date of the Exercise Notice, said time to be of the essence of this Agreement, unless extended by mutual consent in writing signed by the parties hereto. Upon the exercise by Lessee of the Purchase Option in accordance with the provisions of this Agreement, this Agreement shall become a binding contract of sale by and between Lessor and Lessee.


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             (b) The purchase price for the Premises will be mutually agreed upon by the parties but in no event during the first three years of the lease term will it exceed $4,100,000 (the "Purchase Price"). After the expiration of the third year of the lease term, a purchase price shall be negotiated between the parties hereto. The Purchase Price shall be paid by Lessee at the time of closing, by certified, cashier's, treasurer's or bank check or wire transfer.

             (c) If the Purchase Option is exercised by Lessee in accordance with the terms hereof, Lessor shall convey good and marketable absolute fee simple title to the Assets, free and clear of all claims, liens and encumbrances, except for Permitted Exceptions, to Lessee by executing and delivering at closing a general warranty deed, in the case of real property, and a bill of sale and assignment, in the case of personal property. The transfer or conveyance of the Premises shall include all right, title and interest, if any, of Lessor in and to any land lying in the bed of any street opened or proposed in front of or adjoining the Premises to the centerline thereof.

             (d) Lessee and Lessor represent and warrant that no finder's fee or brokerage commission will be payable in connection with the Lease or the Lessee's purchase of the Premises pursuant to the Purchase Option hereunder. Each party shall defend, indemnify and save the other party harmless from any liability for any finder's fee or broker's fee or commission agreed to by the indemnifying party in connection with the sale or purchase of the Premises or any part thereof. The indemnity obligations of this section shall survive termination or expiration of this Lease and Settlement.

         25. LESSEE'S CONTINGENCIES. Lessor acknowledges and agrees that, following Lessee's providing Lessor with the Exercise Notice, Lessee's obligation to purchase the Premises at Settlement are expressly contingent and conditioned upon the satisfaction of each of the following express conditions precedent on or prior to Settlement:

             (a) Lessor shall have performed each and all of the covenants and obligations required to be performed by Lessor on or prior to Settlement.

             (b) Each and all of the representations and warranties of Lessor hereunder shall be true and correct on and as of the Settlement Date, as though given on the Settlement Date.

             (c) At its own cost and expense, Lessee shall have received and approved a commitment for title insurance (the "Title Commitment") issued by a title insurer acceptable to Lessee at regular rates showing good and indefeasible title to the Premises in fee simple vested in Lessee as of Settlement, subject only to liens for taxes, assessments and governmental charges not yet past due and payable or delinquent and such other title exceptions and Lessee and/or Lessee's financing source(s) may approve in their reasonable discretion (the "Permitted Exceptions"). Such title insurance policy, when issued, shall be in a form and amount, and shall include such coverage and endorsements, as required by Lessee and/or Lessee's financing source(s) in their reasonable discretion.

             (d) At its own cost and expense, Lessee shall have received and approved an ALTA survey of the Premises (the "Survey"), in a form and content acceptable to Lessee and/or


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Lessee's financing source(s) in their reasonable discretion, which Survey shall be certified to Lessee, Lessee's financing source(s) and Lessee's title insurer as being true and accurate.

             (e) Lessee shall have received confirmation acceptable to Lessee in its reasonable discretion from all governmental authorities or otherwise satisfied itself that (i) all utilities, including without limitation, telephone, gas, electric power, sewer, storm sewer and water are or will be available to service the Premises; (ii) such utilities are or will be adequate for Lessee's intended use of the Premises and (iii) the means of ingress and egress, access to public streets and drainage facilities are or will be adequate for Lessee's intended use of the Premises.

             (f) Lessee shall have received confirmation acceptable to Lessee in its reasonable discretion from all governmental authorities or otherwise satisfied itself that (i) the applicable zoning ordinances, the general plans, the plot plans, the subdivisions and all other land use regulations of the applicable municipal jurisdictions and all covenants, conditions and restrictions, if any, affecting the Premises permit the transfer of the Property and Lessee's intended use thereof as a matter of right for an unlimited time period and not merely as a non-conforming use or (ii) the Premises can be rezoned, if necessary, in order to permit the transfer of the Premises and Lessee's intended use thereof as a matter of right for an unlimited time period and not merely as a non-conforming use.

             (g) At its own cost and expense, Lessee shall have received and approved a written report from a qualified geotechnical or engineering firm acceptable to Lessee, in form and content acceptable to Lessee and/or Lessee's financing source(s) in their reasonable discretion, concerning the presence, handling, treatment and disposal of Hazardous Substances (as defined below) in, on or under the Premises.

             (h) No condemnation or eminent domain proceedings shall be pending or threatened with respect to the Premises.

             (i) Lessee shall have received a written binding commitment from a real estate investment trust or other financing source(s) to provide the necessary financing for Lessee's purchase of the Premises under terms and conditions satisfactory to Lessee in its sole and absolute discretion.

             (j) Lessee shall have received approval by its board of directors of the transactions contemplated in this Lease.

         If any of the foregoing express conditions precedent are not satisfied (including without limitation approval or acceptance by Lessee where indicated) or waived on or before Settlement, upon written notice to Lessor, Lessee may, in Lessee's discretion, terminate the Option and its obligation to purchase the Premises shall cease.

         26. LESSOR'S CONTINGENCIES. Lessee acknowledges and agrees that upon its providing Lessor with the Exercise Notice, Lessor's obligations and liabilities hereunder, are expressly contingent and conditioned upon the satisfaction of each of the following express conditions precedent on or prior to Settlement:


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               (a) Lessee shall have performed each and all of the covenants and obligations required to be performed by Lessee on or prior to Settlement.

               (b) Each and all of the representations and warranties of Lessee hereunder shall be true and correct on and as of the Settlement Date, as though given on the Settlement Date.

         If any of the foregoing express conditions precedent are not satisfied or waived on or before Settlement, upon written notice to Lessee, Lessor, at Lessor's option, may terminate the Purchase Option and its obligation to convey the Premises to Lessee at Settlement shall cease.

         27. LESSOR'S REPRESENTATIONS AND WARRANTIES. Lessor represents and warrants to Lessee as follows:

               (a) Lessor has the full power, authority and legal right to execute and deliver and perform and observe the provisions of this Lease, including the Purchase Option and all other instruments provided for herein and the Exhibits hereto to which Lessor is a party, and to otherwise carry out the transactions contemplated hereunder and thereunder.

               (b) This Lease has been, and on the Settlement Date any other instruments provided for herein and the Exhibits hereto to which Lessor is a party will have been, duly executed and delivered by Lessor, and constitute and will constitute the valid and binding obligations of Lessor enforceable against Lessor in accordance with their respective terms.

               (c) The execution and delivery of this Lease and all other instruments provided for herein and the Exhibits hereto to which Lessor is a party, compliance with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in (i) the breach or violation of (A) any law, statute, rule or regulation of any court or governmental authority now in effect and applicable to Lessor or the Premises,
(B) any judgment, order or decree of any court or governmental authority binding on Lessor or the Premises or (C) any contract, instrument or other Lease to which Lessor is a party or by which Lessor is bound or (ii) the creation of any lien upon the Premises (other than pursuant to this Lease and the Permitted Exceptions).

               (d) Lessor is solvent and there are no actions, proceedings or investigations, including without limitation eminent domain, condemnation or bankruptcy proceedings, pending or threatened, against or affecting Lessor or the Premises, seeking to enjoin or challenge the ability of Lessor to carry out the transactions contemplated hereunder or under any of the other instruments provided for herein and in the Exhibits hereto to which Lessor is a party, or which in any way challenge, affect or would challenge or affect Lessor's ownership of the Premises.

               (e) Lessor has good and marketable absolute fee simple title to the Premises described on Exhibit A, free and clear of all liens, claims or encumbrances (except for the Permitted Exceptions).

               (f) (i) There are no underground tanks or hazardous substances (as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended), solid


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

wastes, hazardous wastes or any other substance for which any governmental authority with jurisdiction over Lessor or the Premises requires special handling in its generation, handling, use, collection, storage, treatment or disposal (collectively, the "Hazardous Substances") currently located on the Premises, no such tanks have ever been located on the Premises and no such Hazardous Substances have ever been present, used, stored, treated, released from or disposed of on the Premises; (ii) no enforcement, cleanup, removal or other governmental or regulatory actions have, at any time, been instituted or, to the best of Lessor's knowledge, threatened with respect to the Premises;
(iii) there is no current or, to the best of Lessor's knowledge, prior violation or state of noncompliance with any environmental law relating to Hazardous Substances with respect to the Premises; (iv) no claims have been made or, to the best of Lessor's knowledge, threatened by any third party with respect to the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting or related to any Hazardous Substances and (v) to the best of Lessor's knowledge, there are no current, and have been no, businesses engaged in the storage, treatment or disposal of Hazardous Substances on any Premises adjacent to the Premises.

               (g) The Premises is not located within an area of special risk with respect to natural or man-made disasters or hazards, including any flood hazard area.

               (h) There are no adverse geological or soil conditions affecting the Premises.

               (i) The land upon which Cherokee and Nevada each sit constitute legal lots or parcels which for all purposes may be mortgaged, conveyed and otherwise dealt with as separate lots or parcels and are taxed as separate parcels.

               (j) The premises are zoned __________, and Lessor does not have any knowledge of any law, ordinance, regulation, general plan, plot plan, subdivision or other applicable land use regulation or any private covenant, condition or restriction which would prevent the Premises from being transferred or used by Lessee for Lessee's intended use pursuant to this Lease or prevent the Premises from being rezoned, if necessary, in order to permit Lessee's intended use of the Premises.

               (k) On or prior to Settlement (i) all utilities, including without limitation, telephone, gas, electric power, sewer, storm sewer and water are or will be available to service the Premises; (ii) such utilities are or will be adequate for Lessee's intended use of the Premises and (iii) the means of ingress and egress, access to public streets and drainage facilities are or will be adequate for Lessee's intended use of the Premises.

               (l) Lessor is not a "foreign person" as that term is defined in the U.S. Internal Revenue Code and the regulations thereunder.

               (m) No person or entity other than Lessee has any right to possession of or option to acquire the Premises, or any part thereof.

         These representations and warranties shall be true and correct in all respects on and as of Settlement. Should any such warranty or representation be false, inaccurate or misleading at


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

Settlement, then Lessee, at its option, may terminate the Option and its obligation to purchase the Premises at Settlement shall cease.

         28. LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants to Lessor as follows:

               (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified and authorized to do business in the state of Missouri and has full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Lease and all other instruments provided for herein and the Exhibits hereto to which Lessee is a party, and to otherwise carry out the transactions contemplated hereunder and thereunder.

               (b) This Lease has been, and on the Settlement Date any other instruments provided for herein and the Exhibits hereto to which Lessee is a party will have been, duly authorized, executed and delivered by Lessee, and constitute and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with their respective terms.

               (c) The execution and delivery of this Lease and all other instruments provided for herein and the Exhibits hereto to which Lessee is a party, compliance with the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not result in (i) the breach or violation of (A) any law, statute, rule or regulation of any court or governmental authority now in effect and applicable to Lessee; (B) the articles of incorporation and bylaws of Lessee; (C) any judgment, order or decree of any court or governmental authority binding on Lessee or (D) any instrument, contract or other Lease to which Lessee is a party or by which Lessee is bound.

         These representations and warranties shall be true and correct in all respects on and as of Settlement. Should any such representation and warranty be false, inaccurate or misleading at Settlement, then Lessor, at its option, may terminate the Purchase Option and its obligation to sell the Premises at Settlement shall cease.

         29. ADDITIONAL COVENANTS OF LESSOR. Lessor further covenants and agrees as follows:

               (a) Except as may otherwise be provided herein, Lessor shall not enter into any other Lease, option to purchase, or grant any easement, license or other encumbrance with respect to the Premises, or permit the Premises to be encumbered in any way unless such lease, easement, license or encumbrance will be terminated prior to Settlement or is created with the prior written consent of Lessee.

               (b) Upon request, Lessor shall furnish to the title company selected by Lessee such documentation as may be required by it to issue a title insurance policy without exception as to the capacity, authority and execution of this Lease and all other instruments provided for herein and the Exhibits hereto to which Lessor is a party.


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

               (c) Lessor shall produce, execute and/or deliver all other consents, instruments, certificates, documents and information to which Lessee may be entitled under any other provisions of this Lease or that Lessee may reasonably request in order to complete the Settlement, including but not limited to lien certificates, tax certificates and FIRPTA certificates.

         30. PROPRIETARY INFORMATION. In order to facilitate the transaction contemplated, each party may deem it necessary to disclose to the other party certain of its proprietary and/or confidential information. As used herein, the term "proprietary and/or confidential information" shall mean all information of, or relating to, such party that is not generally available or disclosed to the public, including, but not limited to, financial information, proprietary systems and methods for the delivery of services. Each party acknowledges that all such information constitutes confidential and/or proprietary information of such other party and agrees it will (i) keep such information confidential in accordance with the terms of this Lease and to the extent permitted by law,
(ii) use such information solely for the purpose of performing its obligations hereunder, (iii) disclose such information only to those employees and agents who require such information to perform their obligations hereunder or in connection herewith and (iv) not otherwise disclose or make use of such information except in accordance with the terms of this Lease and to the extent required by law.

         31. NON-COMPETITION.

               (a) The following definitions shall apply to this Section 30:

                   (i) Business Activities. "Business Activities" shall include managing, leasing, owning, operating or providing consulting services to skilled nursing facilities, assisted living or personal care centers, residential care facilities, independent living apartments for the elderly, subacute care operations, pharmacies, home health agencies, or physical therapy, speech therapy and/or occupational therapy agencies within the ninety-mile geographic area surrounding any facility owned by Lessee or its subsidiary.

                   (ii) Business Contacts. "Business Contacts" shall include
               (A) those persons or entities that Lessee personnel sold to, solicited or serviced during the Term of the Lease and for five
               (5) years after Lessee's purchase of the Assets hereunder, if any, and (B) those persons or entities about which Lessor had access to Proprietary Information (as defined in Section hereof) during the Term of the Lease and for five (5) years after Lessee's purchase of the Assets hereunder, if any.

               (b) Restriction on Solicitation. During the Term of this Lease and for five years after Lessee's purchase of the Assets, if any, Lessor agrees not to do any of the following: (i) directly or indirectly solicit or encourage any Business Contact to deal with Lessor or any other person or entity other than Lessee in connection with any Business Activities, or assist or aid others to do so; (ii) directly or indirectly solicit or encourage other personnel subject to the provisions of this Section 30 to engage in any of the activities restricted in this Lease; or

(iii) directly or indirectly solicit or encourage for Lessor's benefit or the benefit of others the employment or services of any then-present Lessor of Lessee.

               (c) Restriction on Unfair Competition. During the Term of this Lease and for five (5) years after Lessee's purchase of the Assets hereunder, if any, Lessor agrees not to do any of the following within a twenty (20) mile geographic are surrounding Cherokee and Nevada, with the exception of Fosters
RCF: (i) directly or indirectly own an interest in, manage, or control a business engaged in the Business Activities; or (ii) otherwise engage in the business Activities in a fashion which competes with Lessee or the Subsidiaries; or (iii) provide to a competitor of Lessee consulting service or services as a Lessor, partner or owner, which services relate to the Business Activities.

         32. INTERPRETATION. It is expressly understood and agreed that although Lessor considers the restrictions contained in Sections 29 and 30 hereof reasonable for the purpose of preserving for Lessee and/or Lessee's proprietary rights, business value as a going concern and goodwill, if a final judicial determination is made by a court having jurisdiction that the time or any other restriction contained in Sections 29 or 30 is an unenforceable restriction against Lessor, the provision containing such restriction shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such other extent as such court may judicially determine or indicate to be reasonable.

         33. REMEDIES.

               (a) Lessor expressly agrees to indemnify and hold harmless Lessee, its subsidiaries and affiliates, directors and officers from and with respect to any and all loss, damage, expense or cost (including reasonable attorneys' fees and disbursements attendant thereto) arising out of or in any way connected with Lessor's material breach of any covenant herein contained.

               (b) Lessor acknowledges and agrees that Lessee's remedy at law for a breach or threatened breach of any of the provisions of Sections 29 or 30 hereof would be inadequate and, in recognition of this fact, in the event of a breach or threatened breach by Lessor of any of the provisions of Sections 29 or 30 hereof it is agreed that, in addition to its remedy at law, Lessee shall be entitled to equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Lessor acknowledges that the granting of a temporary injunction, temporary restraining order or permanent injunction merely prohibiting the use of Proprietary Information would not be an adequate remedy on breach or threatened breach, and consequently agrees, on any such breach or threatened breach, to the granting of injunctive relief prohibiting Lessor's engaging in any Business Activities other than as specifically provided for in this Agreement. Nothing herein contained shall be construed as prohibiting Lessee from pursuing any other remedies available to it for such breach or threatened breach.

         34. ENVIRONMENTAL INDEMNITY. Lessor agrees to indemnify, defend and hold Lessee and Lessee's Agents harmless from any claims, judgments, damages, penalties, fines, costs, or losses (including reasonable fees for attorneys, consultants, and experts) that arise as a result of the presence in or on the Premises of any toxic or Hazardous Substances arising from any activity of Lessor or during Lessor's ownership of the Premises. Without limiting the generality of the foregoing, Lessor's indemnity obligation shall include costs incurred in connection with any site investigation or any remedial, removal, or restoration work required by any local, state, or federal agency because of the presence or suspected presence of Hazardous Substances on or under the said Premises, whether in the soil, groundwater, air, or any other receptor, but shall not include incidental or consequential damages.

         35. COUNTERPARTS. This Lease may be executed in one (1) or more counterparts. Each full counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

         36. FORMAL TENDER WAIVED. Formal tender of the executed general warranty deed, the bill of sale and assignment and the Purchase Price are hereby waived; provided, however, that such waiver shall not relieve Lessor of Lessor's obligation to deliver the general warranty deed and Lessee of Lessee's obligation to pay the Purchase Price.

         37. RECORDATION. This Lease shall not be recorded. Immediately upon the execution and delivery of this Lease by the parties hereto, Lessor and Lessee shall execute and cause to be recorded in each of the Offices of the ___________________________ in and for the Counties of Greene and Vernon, Missouri, a Memorandum of Option to Purchase Real Estate in the form of Exhibit E attached hereto.

         38. ATTORNEY'S FEES. In case suit should be brought for recovery of the Premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the Premises, by either party the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorneys' fees.

         39. WAIVER. No failure of Lessor to enforce any term hereof shall be deemed to be a waiver thereof.

         40. NOTICES. All notices and other communications given or made pursuant to this Lease shall be in writing and shall be deemed to have been duly given or made (i) the second business day after the date of mailing, if delivery by registered or certified mail, postage prepaid, (ii) upon delivery, if hand-delivered, (iii) upon delivery, if sent by prepaid courier, with a record of receipt, or (iv) the next day after the date of dispatch, if sent by cable, telegram, facsimile or telecopy (with a copy simultaneously sent by registered or certified mail, postage prepaid, return receipt requested), to the parties at the following addresses:

         If to Lessor, to:

                  Cherokee Assisted Living, L.L.C.
                  Nevada Independent Living, L.L.C.
                  426 South Jefferson
                  Springfield, MO  65806-2351

                  Attn:  Bill R. Foster
                  Telephone:  (417) 831-7383
                  FAX:  (417) 831-7215

         If to Lessee, to:

                  Balanced Care Corporation
                  5021 Louise Drive, Suite 200
                  Mechanicsburg, PA  17055
                  Attn:  Roger Breed
                  Telephone:  (717) 796-6100
                  FAX:  (717) 796-6150

         41. HOLDING OVER. If Lessee shall for any reason remain in possession of the Premises after the expiration or earlier termination of the Term of this Lease, such possession shall become a month-to-month tenancy during which time Lessee shall pay rent each month in an amount equal to twice the rent payable during the prior Term. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder, other than the right, to the extent given by law to month-to-month tenancies, to continue its occupancy and use of the Premises. Nothing herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

         42. TIME. Time is of the essence of this Lease.

         43. ENTIRE LEASE. The foregoing constitutes the entire Lease between the parties and may be modified only by a writing signed by both parties.

         44. GOVERNING LAW. The transaction contemplated herein shall be governed by the laws of the State of Missouri.

                  IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have executed this Lease as of the date first set forth above.

                                 LESSOR:

Witness/Attest                   Cherokee Assisted Living, L.L.C., a Missouri
                                 limited liability company

/s/ Gregory A. Smith             By:   /s/ Bill R. Foster
--------------------                   -------------------
Name:  Gregory A. Smith          Name:  Bill R. Foster
Title:                           Title: Manage Member

Witness/Attest                   Nevada Independent Living, L.L.C., a Missouri
                                 limited liability company

/s/ Gregory A. Smith             By:   /s/ Bill R. Foster
-----------------------                ---------------------
Name:  Gregory A. Smith          Name:  Bill R. Foster
Title:                           Title: Manage Member

                                 LESSEE:

Witness/Attest                   Balanced Care Corporation, a Delaware
                                 corporation

/s/ Gregory A. Smith             By: /s/ Brad Hollinger
--------------------                 ------------------
Name:  Gregory A. Smith          Name:  Brad Hollinger
Title:                           Title: CEO


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